                          CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                            ORIGINAL PURCHASE AS OF DECEMBER 31, 1998
                                               VALUATION DATE AS OF DECEMBER 31, 1999

Date                      Transaction                              Dollar Amount           Unit Value
----                      -----------                              -------------           ----------

                          HARRIS ASSOCIATES VALUE PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            15.501823242
12-31-99                  Contract Fee                                            (1.44)           15.966510637
12-31-99                  Value before Surr Chg                                                    15.966510637
12-31-99                  Surrender Charge                                       (70.00)           15.966510637
Cumulative Total Returns without/with chrgs                                                               3.00% A

                          MFS TOTAL RETURN PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            14.561603711
12-31-99                  Contract Fee                                            (1.44)           14.738843514
12-31-99                  Value before Surr Chg                                                    14.738843514
12-31-99                  Surrender Charge                                       (70.00)           14.738843514
Cumulative Total Returns without/with chrgs                                                               1.22% A



                          STRONG GROWTH PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            20.199713132
12-31-99                  Contract Fee                                            (1.44)           36.086511024
12-31-99                  Value before Surr Chg                                                    36.086511024
12-31-99                  Surrender Charge                                       (70.00)           36.086511024
Cumulative Total Returns without/with chrgs                                                              78.65% A

                          RS DIVERSIFIED GROWTH PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            14.131123317
12-31-99                  Contract Fee                                            (1.44)           32.982099692
12-31-99                  Value before Surr Chg                                                    32.982099692
12-31-99                  Surrender Charge                                       (70.00)           32.982099692
Cumulative Total Returns without/with chrgs                                                             133.40% A


                          LEXINGTON CORPORATE LEADERS PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            15.718449356
12-31-99                  Contract Fee                                            (1.44)           18.580598741
12-31-99                  Value before Surr Chg                                                    18.580598741
12-31-99                  Surrender Charge                                       (70.00)           18.580598741
Cumulative Total Returns without/with chrgs                                                              18.21% A

                          DEUTSCHE EQUITY 500 INDEX

12-31-98                  Purchase                                            $1,000.00            10.940352162
12-31-99                  Contract Fee                                            (1.44)           12.974363457
12-31-99                  Value before Surr Chg                                                    12.974363457
12-31-99                  Surrender Charge                                       (70.00)           12.974363457
Cumulative Total Returns without/with chrgs                                                              18.59% A

                          MORGAN STANLEY INTERNATIONAL MAGNUM

12-31-98                  Purchase                                            $1,000.00             9.097114857
12-31-99                  Contract Fee                                            (1.44)           11.219928893
12-31-99                  Value before Surr Chg                                                    11.219928893
12-31-99                  Surrender Charge                                       (70.00)           11.219928893
Cumulative Total Returns without/with chrgs                                                              23.34% A

                          MORGAN STANLEY EMERGING MARKETS EQUITY

12-31-98                  Purchase                                            $1,000.00             6.987877449
12-31-99                  Contract Fee                                            (1.44)           13.404130506
12-31-99                  Value before Surr Chg                                                    13.404130506
12-31-99                  Surrender Charge                                       (70.00)           13.404130506
Cumulative Total Returns without/with chrgs                                                              91.82% A

                          MORGAN STANLEY HIGH YIELD

12-31-98                  Purchase                                            $1,000.00             9.953220938
12-31-99                  Contract Fee                                            (1.44)           10.501679174
12-31-99                  Value before Surr Chg                                                    10.501679174
12-31-99                  Surrender Charge                                       (70.00)           10.501679174
Cumulative Total Returns without/with chrgs                                                               5.51% A

A = (Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.





                          CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                            ORIGINAL PURCHASE AS OF DECEMBER 31, 1998
                                               VALUATION DATE AS OF DECEMBER 31, 1999

   Units This Trans          Accum Units              Accum Value
   ----------------          -----------              -----------



                   64.509                  64.509                 1,000.00
                   (0.090)                 64.418                 1,028.54
                    0.000                  64.418                 1,028.54
                   (4.384)                 60.034                   958.54
                                                                    -4.15%



                   68.674                  68.674                 1,000.00
                   (0.098)                 68.576                 1,010.73
                    0.000                  68.576                 1,010.73
                   (4.749)                 63.827                   940.73
                                                                    -5.93%





                   49.506                  49.506                 1,000.00
                   (0.040)                 49.466                 1,785.05
                    0.000                  49.466                 1,785.05
                   (1.940)                 47.526                 1,715.05
                                                                    71.50%



                   70.766                  70.766                 1,000.00
                   (0.044)                 70.722                 2,332.56
                    0.000                  70.722                 2,332.56
                   (2.122)                 68.600                 2,262.56
                                                                   126.26%




                   63.620                  63.620                 1,000.00
                   (0.078)                 63.542                 1,180.65
                    0.000                  63.542                 1,180.65
                   (3.767)                 59.775                 1,110.65
                                                                    11.06%



                   91.405                  91.405                 1,000.00
                   (0.111)                 91.294                 1,184.48
                    0.000                  91.294                 1,184.48
                   (5.395)                 85.898                 1,114.48
                                                                    11.45%



                  109.925                 109.925                 1,000.00
                   (0.128)                109.797                 1,231.91
                    0.000                 109.797                 1,231.91
                   (6.239)                103.558                 1,161.91
                                                                    16.19%



                  143.105                 143.105                 1,000.00
                   (0.107)                142.998                 1,916.76
                    0.000                 142.998                 1,916.76
                   (5.222)                137.775                 1,846.76
                                                                    84.68%



                  100.470                 100.470                 1,000.00
                   (0.137)                100.333                 1,053.66
                    0.000                 100.333                 1,053.66
                   (6.666)                 93.667                   983.66
                                                                    -1.63%

A = (Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

                          CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                            ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                                                    VALUATION DATE AS OF DECEMBER 31, 1999

Date                      Transaction                              Dollar Amount           Unit Value
----                      -----------                              -------------           ----------

                          HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.146989359
2-8-97                    Contract Fee                                            (1.44)           12.123468000
2-9-98                    Contract Fee                                            (1.44)           15.293320523
2-9-99                    Contract Fee                                            (1.44)           15.406569176
12-31-99                  Value before Surr Chg                                                    15.966510637
12-31-99                  Surrender Charge                                       (50.00)           15.966510637
Cumulative Total Returns without/with chrgs                                                              57.35% A
Avg. Annual Total Returns without/with chrgs                                                             12.35% B

                          MFS TOTAL RETURN PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.102774711
2-8-97                    Contract Fee                                            (1.44)           11.027930228
2-9-98                    Contract Fee                                            (1.44)           13.375506975
2-9-99                    Contract Fee                                            (1.44)           14.184779254
12-31-98                  Value before Surr Chg                                                    14.738843514
12-31-98                  Surrender Charge                                       (50.00)           14.738843514
Cumulative Total Returns without/with chrgs                                                              45.89% A
Avg. Annual Total Returns without/with chrgs                                                             10.19% B



                          STRONG GROWTH PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.558402726
2-8-97                    Contract Fee                                            (1.44)           12.621549924
2-9-98                    Contract Fee                                            (1.44)           16.045981936
2-9-99                    Contract Fee                                            (1.44)           19.715389731
12-31-98                  Value before Surr Chg                                                    36.086511024
12-31-98                  Surrender Charge                                       (50.00)           36.086511024
Cumulative Total Returns without/with chrgs                                                             241.78% A
Avg. Annual Total Returns without/with chrgs                                                             37.12% B

                          RS DIVERSIFIED GROWTH PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.156090245
2-8-97                    Contract Fee                                            (1.44)           10.349591726
2-9-98                    Contract Fee                                            (1.44)           12.205056788
2-9-99                    Contract Fee                                            (1.44)           14.310224339
12-31-98                  Value before Surr Chg                                                    32.982099692
12-31-98                  Surrender Charge                                       (50.00)           32.982099692
Cumulative Total Returns without/with chrgs                                                             224.75% A
Avg. Annual Total Returns without/with chrgs                                                             35.33% B


                          LEXINGTON CORPORATE LEADERS PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.238540927
2-8-97                    Contract Fee                                            (1.44)           11.509183224
2-9-98                    Contract Fee                                            (1.44)           14.531551006
2-9-99                    Contract Fee                                            (1.44)           15.587525481
12-31-98                  Value before Surr Chg                                                    18.580598741
12-31-98                  Surrender Charge                                       (50.00)           18.580598741
Cumulative Total Returns without/with chrgs                                                              81.48% A
Avg. Annual Total Returns without/with chrgs                                                             16.54% B

                          DEUTSCHE EQUITY 500 INDEX

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                           ($1.44)           11.816818050
12-31-99                  Value before Surr Chg                                                    12.974363457
12-31-99                  Surrender Charge                                       (70.00)           12.974363457
Cumulative Total Returns without/with chrgs                                                              29.74% A
Avg. Annual Total Returns without/with chrgs                                                             16.98% E

                          MORGAN STANLEY INTERNATIONAL MAGNUM

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                           ($1.44)            9.462060236
12-31-99                  Value before Surr Chg                                                    11.219928893
12-31-99                  Surrender Charge                                       (70.00)           11.219928893
Cumulative Total Returns without/with chrgs                                                              12.20% A
Avg. Annual Total Returns without/with chrgs                                                              7.18% E

                          MORGAN STANLEY EMERGING MARKETS EQUITY

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                           ($1.44)            8.791106858
12-31-99                  Value before Surr Chg                                                    13.404130506
12-31-99                  Surrender Charge                                       (70.00)           13.404130506
Cumulative Total Returns without/with chrgs                                                              34.04% A
Avg. Annual Total Returns without/with chrgs                                                             19.30% E

                          MORGAN STANLEY HIGH YIELD

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                           ($1.44)           10.457658041
12-31-99                  Value before Surr Chg                                                    10.501679174
12-31-99                  Surrender Charge                                       (70.00)           10.501679174
Cumulative Total Returns without/with chrgs                                                               5.02% A
Avg. Annual Total Returns without/with chrgs                                                              2.99% E

                          FEDERATED FUND FOR U.S. GOVERNMENT II

1-14-99                   Purchase                                            $1,000.00            10.000000000
12-31-99                  Contract Fee                                           ($1.44)            9.781357387
12-31-99                  Value before Surr Chg                                                     9.781357387
12-31-99                  Surrender Charge                                       (70.00)            9.781357387
Cumulative Total Returns without/with chrgs                                                              -2.19% A

                          SAI GLOBAL LEADERS

5-10-99                   Purchase                                            $1,000.00            10.000000000
12-31-99                  Contract Fee                                           ($1.44)           11.590000295
12-31-99                  Value before Surr Chg                                                    11.590000295
12-31-99                  Surrender Charge                                       (70.00)           11.590000295
Cumulative Total Returns without/with chrgs                                                              15.90% A

A =(Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
B =((A+1) ^(1/3.89315068493)) - 1
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/3.89315068493)) - 1
E =((A+1) ^(1/1.6602739726)) - 1
F = ((C+1) ^(1/1.6602739726)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.










   Units This Trans          Accum Units              Accum Value
   ----------------          -----------              -----------



                   98.551                  98.551                 1,000.00
                   (0.119)                 98.433                 1,193.34
                   (0.094)                 98.338                 1,503.92
                   (0.093)                 98.245                 1,513.62
                    0.000                  98.245                 1,568.63
                   (3.132)                 95.113                 1,518.63
                                                                    51.86% C
                                                                    11.33% D



                   98.983                  98.983                 1,000.00
                   (0.131)                 98.852                 1,090.13
                   (0.108)                 98.744                 1,320.76
                   (0.102)                 98.643                 1,399.23
                    0.000                  98.643                 1,453.88
                   (3.392)                 95.251                 1,403.88
                                                                    40.39% C
                                                                     9.10% D





                   94.711                  94.711                 1,000.00
                   (0.114)                 94.597                 1,193.96
                   (0.090)                 94.507                 1,516.47
                   (0.073)                 94.434                 1,861.81
                    0.000                  94.434                 3,407.81
                   (1.386)                 93.049                 3,357.81
                                                                   235.78% C
                                                                    36.50% D



                   98.463                  98.463                 1,000.00
                   (0.139)                 98.324                 1,017.61
                   (0.118)                 98.206                 1,198.61
                   (0.101)                 98.105                 1,403.91
                    0.000                  98.105                 3,235.72
                   (1.516)                 96.589                 3,185.72
                                                                   218.57% C
                                                                    34.66% D




                   97.670                  97.670                 1,000.00
                   (0.125)                 97.545                 1,122.66
                   (0.099)                 97.446                 1,416.04
                   (0.092)                 97.354                 1,517.50
                    0.000                  97.354                 1,808.89
                   (2.691)                 94.663                 1,758.89
                                                                    75.89% C
                                                                    15.61% D



                  100.000                 100.000                 1,000.00
                   (0.122)                 99.878                 1,180.24
                    0.000                  99.878                 1,295.86
                   (5.395)                 94.483                 1,225.86
                                                                    22.59% C
                                                                    13.05% F



                  100.000                 100.000                 1,000.00
                   (0.152)                 99.848                   944.77
                    0.000                  99.848                 1,120.29
                   (6.239)                 93.609                 1,050.29
                                                                     5.03% C
                                                                     3.00% F



                  100.000                 100.000                 1,000.00
                   (0.164)                 99.836                   877.67
                    0.000                  99.836                 1,338.22
                   (5.222)                 94.614                 1,268.22
                                                                    26.82% C
                                                                    15.39% F



                  100.000                 100.000                 1,000.00
                   (0.138)                 99.862                 1,044.33
                    0.000                  99.862                 1,048.72
                   (6.666)                 93.197                   978.72
                                                                    -2.13% C
                                                                    -1.29% F



                  100.000                 100.000                 1,000.00
                   (0.147)                 99.853                   976.70
                    0.000                  99.853                   976.70
                   (7.156)                 92.696                   906.70
                                                                    -9.33% C



                  100.000                 100.000                 1,000.00
                   (0.124)                 99.876                 1,157.56
                    0.000                  99.876                 1,157.56
                   (6.040)                 93.836                 1,087.56
                                                                     8.76% C

A =(Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
B =((A+1) ^(1/3.89315068493)) - 1
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/3.89315068493)) - 1
E =((A+1) ^(1/1.6602739726)) - 1
F = ((C+1) ^(1/1.6602739726)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.